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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21430 _____________________________________________________________

USA REIT FUND LLC
(Exact name of registrant as specified in charter)

425 Walnut Street, Cincinnati, Ohio, 45202 USA
(Address of principal executive offices)                                                   (Zip code)

Delaware Corporate Organizers, Inc., 1201 N Market Street, 18th Floor, Wilmington, New Castle County, Delaware 19801
(Name and address of agent for service)

Registrant's telephone number, including area code: 414-287-3744

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

2003 Annual Report

Item 2. Code of Ethics.

USA REIT Fund LLC (the "Company") has adopted a Code of Ethics as set forth in Appendix A of this Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

No waivers to the Code of Ethics were granted during the period.

The Code of Ethics is available upon request without charge by calling 1-416-642-6000 or by sending an e-mail request to info@bromptongroup.com

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Company has determined that the Audit Committee does not have a Financial Expert.

Neither member of the Audit Committee feels comfortable certifying they meet the definition of an audit committee financial expert, however, both members are highly experienced in real estate and have adequate expertise to act as audit committee members for an investment company.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - Fiscal year end 2003 - Cdn$54,178.00.

(b) Audit-Related Fees - nil

(c) Tax Fees - nil

(d) All Other Fees - nil

(e)(1) Audit Committee Policies

The Audit Committee pre-approves any engagement of the independent auditors to provide any non-prohibited services to the Company, including the fees and other compensation to be paid to the independent auditors.

  The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than Cdn$10,000.
  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee pre-approves any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Investment Advisor (or any "control affiliate" of the Investment Advisor providing ongoing services to the Company), if the engagement relates directly to the operations and financial reporting of the Company.

  The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than Cdn$10,000.
  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2) No services as described above in (b) through (d) were approved by the Audit Committee for 2003.

(f) 0

(g) Aggregate non-audit fees billed - nil

(h) N/A

Item 5. Audit Committee of Listed Registrants

N/A

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has authorized the investment advisor, Invesco Real Estate, to vote proxies appurtenant to the shares for which the Fund is the beneficial owner. The investment advisor has a duty to vote proxies in a manner in which it believes will add value to the Fund's investment. The investment advisor's proxy voting guidelines require evaluation of each proposal separately and voting for a management sponsored proposal unless the investment advisor believes that adoption of the proposal may have a negative impact on the economic interests of shareholders. In the event of an actual or perceived conflict of interest between the investment advisor and the Fund, the proxies in that company will be voted solely in the best interest of all of the investment advisor's clients.

Item 8. [Reserved]

Item 9. Controls and Procedures.

The fund's Fair Disclosure Policy and internal controls policy have been approved by the Board. The Chief Executive Officer and the Chief Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Item 10. Exhibits.

Exhibit A - Code of Ethics for Principal Executive Officer and Senior Financial Officer ("Officer Code")

Exhibit B - Certification by Chief Executive Officer

Exhibit C - Certification by Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USA REIT FUND LLC

By Peter A. Braaten, Chief Executive Officer                      /s/  "Peter A. Braaten"

Date                February, 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        /s/  "Peter A. Braaten"

By Peter A. Braaten, Chief Executive Officer

Date          February 24, 2004

         /s/ "David E. Roode"

By David E. Roode, Chief Financial Officer

Date          February 24, 2004